                                                                   EXHIBIT 99.23



                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     FIRST USA BANK, NATIONAL ASSOCIATION

               -------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1998-4
               -------------------------------------------------

                 Monthly Period:                  11/1/00 to
                                                  11/30/00
                 Distribution Date:               12/18/00
                 Transfer Date:                   12/15/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1998-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    ------------------------------------------------------

    1.    The total amount of the distribution to
          Certificateholders on the Distribution Date per
          $1,000 original certificate principal amount
                                                                 Class A                                $5.24125
                                                                 Class B                                $5.38125
                                                                 Excess Collateral Amount               $5.53681

    2.    The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal amount
                                                                 Class A                                $5.24125
                                                                 Class B                                $5.38125
                                                                 Excess Collateral Amount               $5.53681

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-4
Page 2

    3.    The amount of the distribution set forth in paragraph 1
          above in respect of principal on the Certificates, per
          $1,000 original certificate principal amount
                                                                 Class A                                $0.00000
                                                                 Class B                                $0.00000
                                                                 Excess Collateral Amount               $0.00000

B.  Information Regarding the Performance of the Trust.
    --------------------------------------------------

    1.    Allocation of Principal Receivables.
          -----------------------------------

          The aggregate amount of Allocations of Principal
          Receivables processed during the Monthly Period
          which were allocated in respect of the Certificates
                                                                 Class A                         $ 93,795,153.31
                                                                 Class B                         $  8,452,230.36
                                                                 Excess Collateral Amount        $ 10,725,678.94
                                                                                                 ---------------
                                                                 Total                           $112,973,062.61

    2.    Allocation of Finance Charge Receivables
          ----------------------------------------

          (a1) The aggregate amount of Allocations of Finance
               Charge Receivables processed during the Monthly
               Period which were allocated in respect of the
               Certificates
                                                                 Class A                          $10,462,113.37
                                                                 Class B                          $   942,779.96
                                                                 Excess Collateral Amount         $ 1,196,363.60
                                                                                                  --------------
                                                                 Total                            $12,601,256.93

          (b1) Principal Funding Investment Proceeds (to Class A)                                 $         0.00
          (b2) Withdrawals from Reserve Account (to Class A)                                      $         0.00
                                                                                                  --------------
               Class A Available Funds                                                            $10,462,113.37

          (c1) Principal Funding Investment Proceeds (to Class B)                                 $         0.00
          (c2) Withdrawals from Reserve Account (to Class B)                                      $         0.00
               Class B Available Funds                                                            $   942,779.96

          (d1) Principal Funding Investment Proceeds (to CIA)                                     $         0.00
          (d2) Withdrawals from Reserve Account (to CIA)                                          $         0.00
               CIA Available Funds                                                                $ 1,196,363.60

          (e1) Total Principal Funding Investment Proceeds                                        $         0.00
          (e2) Investment Earnings on deposits to Reserve Account                                 $         0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-4
Page 3

    3.    Principal Receivable / Investor Percentages
          -------------------------------------------

          (a)  The aggregate amount of Principal Receivables in
               the Trust as of the last day of the Monthly Period                             $36,170,476,490.56

          (b)  Invested Amount as of the last day of the preceding
               month (Adjusted Class A Invested Amount
               during Accumulation Period)
                                                                 Class A                         $700,000,000.00
                                                                 Class B                         $ 63,253,000.00
                                                                 Excess Collateral Amount        $ 80,121,000.00
                                                                                                 ---------------
                                                                 Total                           $843,374,000.00

          (c)  The Floating Allocation Percentage: The Invested
               Amount set forth in paragraph 3(b) above as a
               percentage of the aggregate amount of Principal
               Receivables as of the Record Date set forth in
               paragraph 3(a) above
                                                                 Class A                                  1.935%
                                                                 Class B                                  0.175%
                                                                 Excess Collateral Amount                 0.222%
                                                                                                          ------
                                                                 Total                                    2.332%

          (d)  During the Amortization Period: The Invested Amount
               as of ______ (the last day of the Revolving Period)
                                                                 Class A                                   $0.00
                                                                 Class B                                   $0.00
                                                                 Excess Collateral Amount                  $0.00
                                                                                                           -----
                                                                 Total                                     $0.00

          (e)  The Fixed/Floating Allocation Percentage: The Invested
               Amount set forth in paragraph 3(d) above as a
               percentage of the aggregate amount of Principal
               Receivables set forth in paragraph 3(a) above
                                                                 Class A                                  0.000%
                                                                 Class B                                  0.000%
                                                                 Excess Collateral Amount                 0.000%
                                                                                                          ------
                                                                 Total                                    0.000%


MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-4
Page 4

    4.    Delinquent Balances.
          -------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

          (a) 35 - 64 days                                                                     $  528,176,436.37
          (b) 65 - 94 days                                                                     $  351,422,564.53
          (c) 95 - 124 days                                                                    $  280,991,856.22
          (d) 125 - 154 days                                                                   $  219,710,308.05
          (e) 155 - 184 days                                                                   $  182,086,687.32
          (f) 185 or more days                                                                 $            0.00
                                                                 Total                         $1,562,387,852.49

    5.    Monthly Investor Default Amount.
          -------------------------------

          (a)  The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible during the
               Monthly Period allocable to the Invested Amount
               (the aggregate "Investor Default Amount")
                                                                 Class A                           $3,211,932.19
                                                                 Class B                           $  289,442.55
                                                                 Excess Collateral Amount          $  367,181.76
                                                                                                   -------------
                                                                 Total                             $3,868,556.50

    6.    Investor Charge-Offs & Reimbursements of Charge-Offs.
          ----------------------------------------------------

          (a)  The aggregate amount of Class A Investor Charge-
               Offs and the reductions in the Class B Invested
               Amount and the Excess Collateral Amount
                                                                 Class A                                   $0.00
                                                                 Class B                                   $0.00
                                                                 Excess Collateral Amount                  $0.00
                                                                                                           -----
                                                                 Total                                     $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1998-4
Page 5


          (b)  The aggregate amount of Class A Investor Charge-
               Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess Collateral Amount

                                                                 Class A                                             $0.00
                                                                 Class B                                             $0.00
                                                                 Excess Collateral Amount                            $0.00
                                                                                                                     -----
                                                                 Total                                               $0.00


     7.   Investor Servicing Fee
          ----------------------
          (a)  The amount of the Investor Monthly Servicing Fee
               payable by the Trust to the Servicer for the
               Monthly Period

                                                                 Class A                                     $  875,000.00
                                                                 Class B                                     $   79,066.25
                                                                 Excess Collateral Amount                    $  100,151.25
                                                                                                             -------------
                                                                 Total                                       $1,054,217.50


     8.   Reallocated Principal Collections
          ---------------------------------
               The amount of Reallocated Excess Collateral Amount
               and Class B Principal Collections applied in respect
               of Interest Shortfalls, Investor Default Amounts or Investor
               Charge-Offs for the prior month.

                                                                 Class B                                             $0.00
                                                                 Excess Collateral Amount                            $0.00
                                                                                                                     -----
                                                                 Total                                               $0.00


     9.   Excess Collateral Amount
          (a)  The amount of the Excess Collateral Amount as of the
               close of business on the related Distribution Date after
               giving effect to withdrawals, deposits and payments to
               be made in respect of the preceding month                                                    $80,121,000.00


     10.  The Portfolio Yield
          -------------------
               The Portfolio Yield for the related Monthly Period                                                   12.43%


     11.  The Base Rate
          -------------
               The Base Rate for the related Monthly Period                                                          8.79%


MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1998-4
Page 6


C    Information Regarding the Principal Funding Account
     ---------------------------------------------------

          1.   Accumulation Period

          (a)  Accumulation Period commencement date                                                            05/01/2005

          (b)  Accumulation Period Length (months)                                                                       2

          (c)  Accumulation Period Factor                                                                             6.94

          (d)  Required Accumulation Factor Number                                                                       8

          (e)  Controlled Accumulation Amount                                                              $421,687,000.00

          (f)  Minimum Payment Rate (last 12 months)                                                                12.89%

          2.   Principal Funding Account
               -------------------------

               Beginning Balance                                                                                     $0.00
                  Plus:  Principal Collections for related Monthly Period from
                         Principal Account                                                                            0.00
                  Plus:  Interest on Principal Funding Account Balance for
                         related Monthly Period                                                                       0.00

                  Less:  Withdrawals to Finance Charge Account                                                        0.00
                  Less:  Withdrawals to Distribution Account                                                          0.00
                                                                                                                      ----
               Ending Balance                                                                                         0.00


          3.   Accumulation Shortfall
               ----------------------

                      The Controlled Deposit Amount for the previous
                      Monthly Period                                                                                 $0.00

               Less:  The amount deposited into the Principal Funding
                      Account for the Previous Monthly Period                                                        $0.00

                      Accumulation Shortfall                                                                         $0.00
                                                                                                                     -----
                      Aggregate Accumulation Shortfalls                                                              $0.00


          4.   Principal Funding Investment Shortfall
               --------------------------------------

                      Covered Amount                                                                                 $0.00

               Less:  Principal Funding Investment Proceeds                                                          $0.00
                                                                                                                     -----
                      Principal Funding Investment Shortfall                                                         $0.00
                                                                                                                     -----

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1998-4
Page 7


D.   Information Regarding the Reserve Account
     -----------------------------------------

          1.   Required Reserve Account Analysis
               ---------------------------------

               (a)  Required Reserve Account Amount percentage                                                    0.00000%

               (b)  Required Reserve Account Amount ($)                                                              $0.00
                    (0.5% of Invested Amount or other amount
                    designated by Transferor)

               (c)  Required Reserve Account Balance after effect of
                    any transfers on the Related Transfer Date                                                       $0.00

               (d)  Reserve Draw Amount transferred to the Finance
                    Charge Account on the Related Transfer Date                                                      $0.00

          2.   Reserve Account Investment Proceeds
               -----------------------------------
               Reserve Account Investment Proceeds transferred to the
               Finance Charge Account on the Related Transfer Date                                                   $0.00

          3.   Withdrawals from the Reserve Account
               ------------------------------------
               Total Withdrawals from the Reserve Account transferred
               to the Finance Charge Account on the related Transfer                                                 $0.00
               Date (1 (d) plus 2 above)

          4.   The Portfolio Adjusted Yield
               ----------------------------
               The Portfolio Adjusted Yield for the related Monthly Period                                           3.85%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page




                              First USA Bank, National Association
                              as Servicer



                              By:  /s/ Tracie H. Klein
                                  --------------------------------
                                   Tracie H. Klein
                                   First Vice President